UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 28, 2013


                            UPSTREAM BIOSCIENCES INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-50331                   98-0371433
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

            Three Sugar Creek Center, Suite 100, Sugar Land, TX 77478
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (713) 929-3863

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information contained in this Item 1.01 is responsive to Item 3.02 below and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On March 28, 2013, we entered into a debt settlement agreement with Six Capital Limited, a Seychelles corporation, whereby we settled a debt in the aggregate amount of $35,000 by the issuance of 1,000,000 shares of our common stock at a price per share of $0.035. The securities were issued to Six Capital Limited which represented that it was not a US Person (as that term is defined in Regulation S of the SECURITIES ACT OF 1933, AS AMENDED) and the subject shares were issued in an offshore transaction pursuant to Regulation S and/or Section 4(2) of the SECURITIES ACT OF 1933, AS AMENDED.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Form of Shares for Debt Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSTREAM BIOSCIENCES INC.


By: /s/ Charles El-Moussa
   -------------------------------------------------
   Charles El-Moussa
   Chief Financial Officer, President
   Chief Executive Officer, Treasurer and Director
   (Principal Executive Officer, Principal Financial
   Officer and Principal Accounting Officer)
   Dated: April 11, 2013

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